EXHIBIT 99.1
                                 ------------

                   Computational Materials prepared by GCM.



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

                      COMPUTATIONAL MATERIALS DISCLAIMER

     The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

     Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final Prospectus relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement and prospectus relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus supplement and prospectus may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

     Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RASTA8 A1-Yield

                 Prepay Speed             0 CPR           10 CPR             20 CPR         30 CPR           40 CPR
Price                Price (32nd)         Yield            Yield              Yield          Yield            Yield
100.7500                   100-24        3.63626            3.56               3.45           3.33             3.18

                        WAL (#yr)        8.53128            5.21               3.43           2.41             1.77
              Spread @ Center(bp)             86          150.00             193.00         212.00           213.00

                      First Princ     07/25/2003        37,827.00         37,827.00      37,827.00        37,827.00
                       Last Princ     05/25/2018        43,245.00         43,245.00      43,245.00        43,245.00
                         Mod Durn          6.971             4.47              3.06           2.21             1.66
                   Maturity (#mo)            179           179.00            179.00         179.00           179.00










                                                                       These Computational Materials should be
                                                                       accompanied by a one page disclaimer which
                                                                       must be read in its entirety by the addressee of
                                                                       this communication. If such disclaimer is not
                                                                       attached hereto, please contact your Greenwich
                                                                       Capital sales representative.

RASTA8 A4-Yield

                   Prepay Speed            0 CPR            10 CPR           20 CPR          30 CPR          40 CPR
Price                Price (32nd)          Yield             Yield             Yield           Yield           Yield
98.500                      98-16         2.84630              2.95             3.09            3.26            3.47

                        WAL (#yr)         8.53128              5.21             3.43            2.41            1.77
              Spread @ Center(bp)               7             90.00           157.00          206.00          242.00

                      First Princ      07/25/2003         37,827.00        37,827.00       37,827.00       37,827.00
                       Last Princ      05/25/2018         43,245.00        43,245.00       43,245.00       43,245.00
                         Mod Durn           7.320              4.60             3.10            2.22            1.65
                   Maturity (#mo)             179            179.00           179.00          179.00          179.00










                                                                       These Computational Materials should be
                                                                       accompanied by a one page disclaimer which
                                                                       must be read in its entirety by the addressee of
                                                                       this communication. If such disclaimer is not
                                                                       attached hereto, please contact your Greenwich
                                                                       Capital sales representative.

RASTA8 A5-Yield

                 Prepay Speed              0 CPR          10 CPR            20 CPR          30 CPR          40 CPR
Price                Price (32nd)          Yield            Yield            Yield           Yield           Yield
101.5000                   101-16         4.02720            3.88              3.70            3.48            3.21

                        WAL (#yr)         8.53128            5.21              3.43            2.41            1.77
              Spread @ Center(bp)             125          183.00            218.00          227.00          217.00

                      First Princ      07/25/2003       37,827.00         37,827.00       37,827.00       37,827.00
                       Last Princ      05/25/2018       43,245.00         43,245.00       43,245.00       43,245.00
                         Mod Durn           6.816            4.40              3.03            2.20            1.66
                   Maturity (#mo)             179          179.00            179.00          179.00          179.00










                                                               These Computational Materials should be
                                                               accompanied by a one page disclaimer which
                                                               must be read in its entirety by the addressee of
                                                               this communication. If such disclaimer is not
                                                               attached hereto, please contact your Greenwich
                                                               Capital sales representative.



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